UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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TIBCO Software Inc.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TIBCO Software Inc.

3303 Hillview Avenue

Palo Alto, CA 94304

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 15, 2003

TO THE STOCKHOLDERS OF TIBCO SOFTWARE INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TIBCO Software Inc., a Delaware corporation, will be held on April 15, 2003 at 10:00 a.m. local time at our headquarters located at 3303 Hillview Avenue, Palo Alto, California, for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

1.  To elect seven directors to serve until our next annual meeting of stockholders, or until their successors are duly elected and qualified;

2.  To amend our 1996 Stock Option Plan to provide for the award of stock awards, and to approve the material terms of our 1996 Stock Option Plan to preserve our ability to receive corporate income tax deductions that may become available pursuant to Internal Revenue Code Section 162(m);

3.  To ratify the appointment of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending November 30, 2003; and

4.  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on February 18, 2003 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our headquarters at the above address.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card in the postage-prepaid envelope enclosed for that purpose; call the toll-free number indicated on the enclosed proxy card and vote; or go to the website indicated on the enclosed proxy card and vote as promptly as possible to ensure the presence of a quorum at the Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card or voted telephonically or via the Internet.

Your Board of Directors recommends that you vote in favor of the three proposals outlined in the Proxy Statement. Please refer to the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders for detailed information on each of the proposals.

By Order of the Board of Directors,

William R. Hughes Assistant Secretary

Palo Alto, California

February 21, 2003

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AS INSTRUCTED AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED OR VOTE TELEPHONICALLY OR VIA THE INTERNET AS INDICATED ON THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY OR VOTED TELEPHONICALLY OR VIA THE INTERNET. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT

2

TIBCO Software Inc.

3303 Hillview Avenue

Palo Alto, CA 94304

PROXY STATEMENT FOR

2003 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited by the Board of Directors of TIBCO Software Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on April 15, 2003, at 10:00 a.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

The Annual Meeting will be held at our headquarters located at 3303 Hillview Avenue, Palo Alto, California 94304. The date of this Proxy Statement is February 28, 2003, the approximate date on which this Proxy Statement and accompanying proxy card were first sent to all stockholders entitled to vote at the Annual Meeting.

Certain Financial Information

We have provided herewith without charge, to each stockholder of record as of February 18, 2002, a copy of our financial statements and related information included with our Annual Report on Form 10-K for fiscal 2002 filed with the Securities and Exchange Commission on February 5, 2003.

GENERAL INFORMATION

Stockholders Entitled to Vote

Only stockholders of record at the close of business on February 18, 2003 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. At the close of business on February 18, 2003, we had outstanding and entitled to vote 211,009,900 shares of common stock, each of which is entitled to one vote on each matter to be voted upon at the Annual Meeting. There is no cumulative voting in the election of directors.

How to Vote Your Shares

YOUR VOTE IS IMPORTANT.    Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. Whether or not you expect to attend the meeting, please take the time to vote your proxy.

Stockholders of record, or “registered stockholders,” can vote:

By Mail:	Mark your vote, date, sign and return the enclosed proxy in the postage-paid return envelope provided.

By Telephone:	Call the toll-free number indicated on the enclosed proxy and follow the recorded instructions.

By Internet:	Go to the website indicated on the enclosed proxy and follow the instructions provided.

If your shares are held beneficially in “street” name through a nominee such as a financial institution or other holder of record, your vote is controlled by that institution or holder. Your vote may also be cast by telephone, by Internet, as well as by mail if your financial institution offers such voting alternatives. Please follow the specific instructions provided by your nominee on your proxy card.

Even if you have given your proxy, you still may vote in person if you attend the meeting. Please note, however, that if your shares are held beneficially through a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

Voting of Proxies

All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted FOR all nominees, FOR all other proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting. See “Transaction of Other Business.”

Quorum

The presence, in person or by proxy, of at least a majority of the shares outstanding on the record date is necessary to attain a quorum for the transaction of business at the Annual Meeting. Shares that are voted “FOR,” “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote with respect to a proposal at the Annual Meeting.

Abstentions

Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present and entitled to vote with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal (other than the election of directors).

Broker Non-Votes

Broker non-votes (i.e. the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the total number of shares present and entitled to vote with respect to a particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will make a quorum more readily obtainable but will not otherwise affect the outcome of the voting on a proposal.

Votes Required to Approve Proposals

In the election of directors, the seven nominees receiving the highest number of affirmative votes shall be elected. The remaining proposals must be approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote on the subject matter of the proposal.

Solicitation of Proxies

We will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, Internet or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. A proxy may be revoked by delivering to one of our Assistant Secretaries at our headquarters at 3303 Hillview Avenue, Palo Alto, California 94304, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

A board of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for our seven nominees named below. In the event that any of our nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified. During fiscal 2002, the following individuals served on our Board of Directors: Vivek Y. Ranadivé, Philip Green, Naren Gupta, Peter Job, William A. Owens, Larry Sonsini, Matthew J. Szulik, Michelangelo Volpi, and Philip K. Wood. Mr. Sonsini resigned from our Board of Directors on December 10, 2002.

The name of and certain information regarding each nominee are set forth below.

Name	Age(1)	Position with our Company
Vivek Y. Ranadivé	45	Director, President, Chief Executive Officer and Chairman of the Board
Philip Green	49	Director
Naren Gupta	54	Director
Peter Job	61	Director
William A. Owens	62	Director
Matthew J. Szulik	46	Director
Philip K. Wood	47	Director

(1)	As of February 28, 2003.

Vivek Y. Ranadivé has been one of our directors and has served as our President, Chief Executive Officer and Chairman of the Board since our inception in January 1997. From 1985 to 1997, Mr. Ranadivé served as a director and the Chairman and Chief Executive Officer of Teknekron Software Systems, Inc., our predecessor company. Mr. Ranadivé also serves on the Board of Directors of WebEx Communications, Inc., a company that provides real-time communications infrastructure for web meetings. In addition, Mr. Ranadivé served as President, Chief Executive Officer and Chairman of the Board of TIBCO Finance Technology Inc. (“TFT”), a wholly owned subsidiary of Reuters Group PLC (“Reuters”), a major stockholder of ours, from TFT’s inception until December 1998.

Philip Green has been one of our directors since April 2002. He has been employed with Reuters, a news and information company, since September 1999 and currently serves as its Chief Operating Officer. Mr. Green served on the Board of Directors of Reuters Trading Solutions PLC from 1999 until 2000 and has served on the Board of Directors of Reuters since 2000. Prior to joining Reuters from 1996 to 1999, Mr. Green served as Chief Operating Officer of DHL Worldwide Network NV/SA. In addition, Mr. Green has served on the Boards of Directors of SKF Group since 2000 and Radianz Limited since 2002.

Naren Gupta has been one of our directors since April 2002. He is currently Interim President and Chief Executive Officer of Numerical Technologies, Inc., a semiconductor manufacturing software and technology development company. Since February 2000 he has also served as Vice Chairman of the Board of Directors of WindRiver Systems, Inc. In addition, Dr. Gupta serves on the Boards of Directors of Numerical Technologies and several privately held companies. Prior to joining WindRiver Systems, Dr. Gupta was Chief Executive Officer and President of Integrated Systems Inc. from 1980 until 1994 and Chairman of its Board of Directors from 1992 until 2000.

Peter Job has been one of our directors since June 2000. From 1963 through his retirement in July 2001, Mr. Job was employed by Reuters, most recently as its Chief Executive. In addition, Mr. Job serves on the

Boards of Directors for Glaxo Smith Kline PLC, Schroders PLC, Multex Corp., Shell Transport & Trading PLC and Instinet Group Inc.

William A. Owens has been one of our directors since April 2002. He has been employed with Teledesic LLC, a satellite communications services company, since August 1998 and currently serves as its Co-Chief Executive Officer and Vice Chairman of the Board of Directors. Mr. Owens spearheads Teledesic’s business development and government marketing activities. Mr. Owens has also served as Chief Executive Officer of Teledesic Holdings Ltd since May 1998. From August 1996 to August 1998, Mr. Owens served as President, Chief Operating Officer and Vice Chairman of Science Applications International Corporation (SAIC). Mr. Owens also served as the Vice Chairman of the Joint Chiefs of Staff, the Deputy Chief of Naval Operations for Resources, Warfare Requirements and Assessments, Commander of the U.S. Sixth Fleet, senior military assistant to Secretaries of Defense Frank Carlucci and Dick Cheney, and director of the Office of Program Appraisal for the Secretary of the Navy. Mr. Owens also serves on the Boards of Directors of Nortel Networks Corporation, Telstra Corporation, BAT, Symantec Corporation, Polycom, Inc., Biolase Technology, Microvision, Inc., Cray Inc., IDT, Metal Storm Limited and several private companies.

Matthew J. Szulik has been one of our directors since April 2000. Mr. Szulik has over 20 years of success leading technology ventures. Since 1998, Mr. Szulik has been employed by Red Hat, Inc., an open source software solutions company, and currently serves as its Chief Executive Officer, President and a director. Prior to joining Red Hat, Inc., Mr. Szulik served as President of Relativity Technologies from 1997 to 1998 and as President of Sapiens International from 1996 to 1997.

Philip K. Wood has been one of our directors since our inception in January 1997. Since September 1990, Mr. Wood has been employed by Reuters and currently serves as its Managing Director of Business Development. Prior to joining Reuters, Mr. Wood was a partner at Price Waterhouse, a predecessor to PricewaterhouseCoopers LLP. Mr. Wood also serves on the Boards of Directors of Atriax Limited, Pedestal and Blackbird, and until June 2000 served on the Board of Directors of Instinet Group Inc. Mr. Wood is a fellow of the Institute of Chartered Accountants and a member of the Association of Corporate Treasurers.

Reuters currently has the right under a Stockholders Agreement (the “Stockholders Agreement”) to nominate three of our seven directors so long as it holds 40% or more of our outstanding shares of voting stock. If Reuters holds less than 40% but at least 25% of our voting shares, Reuters will have the right to nominate two directors. If Reuters holds less than 25% but at least 10% of our voting shares, Reuters will have the right to nominate one director. If the total number of our directors is increased and if Reuters then holds more than 40%, between 25% and 40% or between 10% and 25% of our outstanding shares of voting stock, Reuters will have the right to nominate the lowest number of directors such that Reuters-nominated directors constitute at least one-third, two-ninths or one-ninth of the Board of Directors, respectively. In accordance with the Stockholders Agreement, Reuters has nominated Messrs. Green and Wood for election to the Board of Directors.

Relationships Among Directors or Executive Officers

There are no family relationships among our directors or executive officers.

Director Compensation

Currently, our 1998 Director Option Plan provides for option grants to each of our non-employee directors as follows: an initial grant upon first being elected to the board of an option to purchase 100,000 shares of common stock and an annual automatic grant of 40,000 shares for each year of service thereafter. All options vest annually over a three-year period, beginning on the date of the grant.

Prior to and during fiscal 2002 members of the Board of Directors did not receive any cash compensation for serving on our Board of Directors or any of our Committees. Effective as of December 10, 2002, a cash compensation plan was adopted for non-employee directors as follows: (1) a $20,000 annual retainer for members of the Board of Director and a $1,500 payment for each board meeting attended; (2) a $5,000 annual retainer for members of each of the Audit Committee and Compensation Committee and a $2,500 annual retainer for members of the Nominating and Governance Committee and a $1,000 payment for each committee meeting attended; and (3) a $2,500 annual retainer as the Chairman of any of the above three committees.

Board Meetings and Committees

The Board of Directors held a total of six meetings (including regularly scheduled and special meetings) during fiscal 2002 and also took certain actions by written consent. No incumbent director during the last fiscal year attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors while he served on the board; and (ii) the total number of meetings held by all committees on which he served, except that: Mr. Green attended 50% of the board meetings and Mr. Job attended 67% of the board meetings.

Our Board of Directors has standing Audit, Compensation, and Nominating and Governance Committees, which assist the Board of Directors in the discharge of its responsibilities.

The Audit Committee directs our internal and external audit activities. It is charged with providing oversight and monitoring of our management and the integrity of the Company’s financial statements, nominating to the Board independent accountants to audit our Company’s financial statements, and overseeing the activities, independence, qualifications and performance of the independent accountants. The Audit Committee also assists the Board in ensuring our compliance with legal and regulatory requirements in connection with our financial reporting process. Members of the Audit Committee are elected by the board and serve for one-year terms. From the beginning of fiscal 2002 to April of 2002, the Audit Committee consisted of Messrs. Wood, Dalal and Szulik. Mr. Gupta joined the Audit Committee in April 2002, replacing Mr. Dalal. Currently our Audit Committee consists of Messrs. Wood, Gupta and Szulik. The Audit Committee held seven meetings during fiscal 2002. For more information concerning the Audit Committee, see the Annual Report of the Audit Committee which appears hereafter under the Caption “Report of the Audit Committee of the Board of Directors.”

The Compensation Committee reviews and approves the annual salary and bonus for each executive officer consistent with the terms of any applicable employment arrangements; reviews, approves and recommends terms and conditions for all employee benefit plans; administers our stock option plans; determines, or consults with management regarding (as appropriate), compensation and benefits for our non-executive officers and other employees; and oversees our compensation and benefits plans, policies and programs generally. Pursuant to the Stockholders Agreement, Reuters has the right to nominate one member of our Compensation Committee, currently Mr. Wood. Members of the Compensation Committee other than the Reuters representative are nominated and appointed by the Board of Directors and serve one-year terms. From the beginning of fiscal 2002 until April 2002, the Compensation Committee consisted of Messrs. Dalal and Wood. From April 2002 to the present, our Compensation Committee has consisted of Messrs. Wood, Gupta and Volpi. The Stock Option Subcommittee of the Compensation Committee was established in April 2002 to review and approve stock option grants to employees and consultants. Since April 2002, the Stock Option Subcommittee has consisted of Messrs. Gupta and Volpi. The Compensation Committee held two meetings during fiscal 2002. The Annual Report of the Compensation Committee appears hereafter under the caption “Report of the Compensation Committee of the Board of Directors.”

The Nominating and Governance Committee promotes the proper constitution of our Board of Directors in order to meet its fiduciary obligations to stockholders and to us, and to oversee our establishment of and compliance with appropriate governance standards. The Nominating and Governance Committee also reviews, evaluates and proposes prospective board members to our Board of Directors, and considers nominees recommended by stockholders. Stockholders wishing to submit nominations must notify us of their intent to do so on or before the date on which stockholder proposals to be included in the proxy statement for the stockholder meeting must be received by us. For details see “Stockholder Proposals to be Presented at Next Annual

Meeting.” Such notice must include the information specified in our bylaws, a copy of which may be obtained from one of our Assistant Secretaries. During fiscal 2002 the Nominating and Governance Committee consisted, and it currently consists of Messrs. Job, Ranadivé and Gupta. The Nominating and Governance Committee held one meeting during fiscal 2002 and all three members of the committee attended the meeting.

Compensation Committee Interlocks, Insider Participation in Compensation Decisions and Certain Transactions

Philip K. Wood, a member of our Compensation Committee, is the Managing Director of Business Development of Reuters, which owned of record 49.8% of our outstanding common stock as of November 30, 2002. We entered into a license, maintenance and distribution agreement with Reuters that was amended in June 2001 and again in December 2002. Under the amendments, Reuters agreed to continue its obligation to pay a minimum guaranteed distribution fee to us in the amount of $20 million per calendar year through December 2003. In fiscal 2002, revenue from Reuters was $25.3 million, consisting primarily of fees under our license agreement with Reuters. Reuters’ obligation to pay us minimum guaranteed product fees expires at the end of 2003. In addition, when we sell our products into the financial services market other than through Reuters, we are required to pay fees to Reuters. The amended agreement also requires us to provide Reuters with internal maintenance and support until December 31, 2011 for a fee of $2 million per year plus an annual CPI-based increase, subject to Reuters’ annual renewal option.

The terms of the license, maintenance and distribution agreement and the amendments were the result of negotiations between Reuters and us, and were approved by a majority of our Board of Directors, including a majority of our independent and disinterested directors. For a more detailed description of the terms of the license, maintenance and distribution agreement, see “Compensation Committee Interlocks and Insider Participation” in our Definitive Proxy Statement for fiscal 1999, which was filed with the Securities and Exchange Commission on March 10, 2000, and the copies of the June 2001 and December 2002 amendments, which were filed as exhibits to our Quarterly Report on Form 10-Q for the three months ended August 31, 2001 and our Annual Report on Form 10-K for the year ended November 30, 2002, respectively.

Mr. Volpi was a member of our Board of Directors during fiscal 2002 and is the Senior Vice President, Routing Technology Group at Cisco. In March 1999, we granted Cisco a three-year license to embed our TIBCO Rendezvous product and multicasting technology in its Internetworking Operating System and Cisco Networking Services for Active Directory, or CNS/AD, products. In November 1999, we granted Cisco an expanded license to embed our TIBCO Rendezvous and TIBCO Hawk products in all of Cisco’s products. We recorded license revenue of $0.5 million and service and maintenance revenue of $1.5 million from Cisco in fiscal 2002. The terms of the Cisco agreements were the result of arm’s-length negotiations between Cisco and us, and were approved by a majority of our Board of Directors, including a majority of our independent and disinterested directors. We believe that the terms of the technology licensing agreement with Cisco are no less favorable to us than could have been negotiated with an unaffiliated third party.

Mr. Sonsini, a member of our Board of Directors until his resignation in December 2002, is a member of Wilson Sonsini Goodrich & Rosati, Professional Corporation. We have retained Wilson Sonsini Goodrich & Rosati, Professional Corporation, to provide legal services to us as outside legal counsel.

Required Vote

The seven nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to be voted shall be elected as directors.

RECOMMENDATION OF THE BOARD:    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF MESSRS. RANADIVÉ, GREEN, GUPTA, JOB, OWENS, SZULIK AND WOOD AS OUR DIRECTORS.

PROPOSAL NO. 2

AMENDMENT AND RESTATEMENT OF 1996 STOCK OPTION PLAN;

APPROVAL OF MATERIAL TERMS OF 1996 STOCK OPTION PLAN

General

Our 1996 Stock Option Plan was adopted by our Board of Directors and approved by our stockholders and provides for: (i) the granting to employees (including officers and employee directors) of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) the granting to employees and consultants of nonstatutory stock options; and (iii) the participation of eligible employees in a salary deferral employee stock purchase program, or “ESPP,” intended to qualify under Section 423 of the Code. As of November 30, 2002 a total of 87,822,497 shares of our common stock, plus an annual increase equal to the least of (i) 60 million shares of common stock, (ii) 5% of the outstanding shares of common stock on such date, or (iii) an amount determined by the Board of Directors, were reserved for issuance under the 1996 Stock Option Plan (the “Plan Shares”). As of December 1, 2002, a total of 23,676,569 Plan Shares, including 3,889,936 shares reserved for award under the ESPP, remained available for future grant.

Proposal

In December 2002, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1996 Stock Option Plan to provide for the award of stock grants that may or may not be subject to vesting. The Board also directed us to submit the material terms of the 1996 Stock Option Plan to our stockholders for approval for purposes of Section 162(m) of the Internal Revenue Code. A form of the 1996 Stock Option Plan as it will be amended and restated if Proposal No. 2 is adopted is attached as Annex A-1, and a copy of the 1996 Stock Option Plan as currently in effect is attached as Annex A-2, to this Proxy Statement. The material terms of the 1996 Stock Option Plan are described below under “Summary of the 1996 Stock Option Plan.”

Stock Grants.    We believe that our future success and our ability to remain competitive are dependent on our continuing to recruit, retain and motivate highly skilled management, sales, marketing and engineering personnel. Competition for these people in the software and technology industries is intense. Traditionally, a cornerstone of our method for attracting and retaining top caliber employees has been our equity-based compensation programs, including the grant of stock options under our 1996 Stock Option Plan. Allowing employees to participate in owning shares of our common stock helps align the objectives of our stockholders and employees, and is important in attracting, motivating and retaining the highly skilled personnel that are essential to our success.

In recent years, the stock market in general and the stock prices of technology companies in particular have experienced volatility that has often been unrelated to the operating performance of any particular company or companies. During fiscal 2002, for example, our stock price fluctuated between a high of $16.60 and a low of $3.40. Such volatility has resulted, at various times in recent years, in the exercise prices of the options granted to many of our employees falling below the fair market value of the underlying stock. Such options are commonly known as “underwater options.” This state of affairs has substantially impaired our ability to use stock options to attract and retain employees.

In January 2001, our Board of Directors attempted to address this problem by approving a voluntary stock option exchange program for our employees, excluding members of our Board of Directors and our executive officers. Under the program, employees had the opportunity to cancel certain underwater options granted to them under the 1996 Stock Option Plan between September 9, 1999 and February 15, 2001. In exchange, the employees would be granted new options on October 8, 2001 to purchase an equal number of shares with terms and conditions substantially the same as the cancelled options. The program terminated on April 5, 2001 with a total of 13,483,903 options being cancelled. Replacement options were granted on October 8, 2001 with an exercise price of $8.00 per share, the closing price of our common stock on NASDAQ on that day.

Unfortunately, volatility in our stock since October 8, 2001 has caused the replacement options themselves to be underwater. The closing price of our common stock on December 10, 2002 was $6.28. This turn of events has again undermined the effectiveness of our stock option plan as a device for attracting and retaining the talented employees so critical to our success. Given our experience with the option exchange program and our continuing desire to remain competitive in the labor market, our board of directors has determined that our 1996 Stock Option Plan should provide for equity-based awards that will continue to align stockholder and employee interests but will be less sensitive to changes in our stock price. Because stock awards will continue to have value regardless of our stock price, our Board of Directors believes that such awards will provide us with an effective incentive to attract and retain employees in a period of market volatility.

We are also aware that the Financial Accounting Standards Board (“FASB”) is considering various proposals that would change the way companies are required to account for the grant of stock options. Under current accounting rules, companies are not required to record any expense in connection with the grant of a stock option to an employee so long as its exercise price is equal to the fair market value of the underlying stock on the date of grant. Under the proposals being considered by FASB, the value of an option would be calculated and “expensed,” or charged against earnings, over the vesting period of the stock option. This less favorable accounting treatment, if required, may reduce the attractiveness to us of traditional stock options relative to other forms of equity compensation, including stock awards.

Approval for Section 162(m) Purposes.    We are also asking our stockholders to approve the material terms of the 1996 Stock Option Plan to preserve corporate income tax deductions that may become available to us pursuant to Internal Revenue Code Section 162(m) (“Section 162(m)”). We are asking the stockholders for this approval so that we may deduct for federal income tax purposes compensation in excess of $1.0 million that may be paid to certain executive officers in any single year. Compensation includes cash compensation, income arising from the exercise of non-statutory stock options, and disqualifying dispositions of incentive stock options.

Pursuant to Section 162(m), we generally may not deduct for federal income tax purposes compensation paid to certain executive officers to the extent that any of these persons receive more than $1.0 million in compensation in any single year. However, if the compensation qualifies as “performance-based” for Section 162(m) purposes, we may deduct it for federal income tax purposes even if it exceeds $1.0 million in a single year. Options granted under the 1996 Stock Option Plan are generally designed to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Internal Revenue Code. For these options to continue to qualify as “performance-based” compensation under Section 162(m), our stockholders must approve the material terms of the 1996 Stock Option Plan at our 2003 Annual Meeting of Stockholders.

We believe that we must retain the flexibility to respond to changes in the market for top executives and offer compensation packages that are competitive with those offered by others in our industry. In the event we are motivated by competitive forces to offer compensation in excess of $1.0 million to executive officers, our Board of Directors believes it would be in our best interests and those of our stockholders to be able to deduct such compensation for federal income tax purposes.

In order to comply with the stockholder approval requirements of Section 162(m), if stockholder approval of this proposal is not obtained, we will not make any further grants under the 1996 Stock Option Plan to our Chief Executive Officer and our four other most highly compensated executive officers determined as of the end of the last fiscal year (hereafter referred to as the “Named Executive Officers”), or their successors, until such time, if any, as stockholder approval of a subsequent similar proposal is obtained, and any 1996 Stock Option Plan grants made to individuals who subsequently become Named Executive Officers shall automatically terminate upon their becoming Named Executive Officers.

Summary of the 1996 Stock Option Plan

The following summary of the 1996 Stock Option Plan as currently in effect is qualified in its entirety by the specific language of the 1996 Stock Option Plan.

Purpose.    Our Board of Directors adopted the 1996 Stock Option Plan (the “Plan”) to enable our employees and consultants to own shares and take advantage of the tax benefits allowed to employer stock plans under the Internal Revenue Code of 1986.

Shares reserved for issuance under the Plan.    As of November 30, 2002, the number of shares reserved for issuance under the Plan is 87,822,497 plus an annual increase to be added on the first day of our fiscal year beginning in 2000 equal to the least of:

•	60,000,000 Shares;

•	5% of the outstanding Shares on such date; and

•	an amount determined by the Board.

6,815,034 of these shares are reserved for issuance under the ESPP. The shares may be authorized but unissued or reacquired shares. We will adjust the number of shares available for grant under the Plan (and any outstanding options and the per-person numerical limits on options) as appropriate to reflect any stock splits, stock dividends, recapitalizations or other changes to our capital structure.

Plan Administration.    The Compensation Committee (the “Committee”) of our Board of Directors administers the Plan. The Committee will always consist of at least two directors who are “nonemployee directors” under Rule 16b-3 of the Securities Exchange Act of 1934 (the “1934 Act”) and “outside directors” under Section 162(m) of the Internal Revenue Code. The Committee has final authority to interpret any provision of the Plan or any grant made under the Plan.

Eligibility.    Employees and consultants, and the employees and consultants of our parent or subsidiaries, are eligible to receive nonstatutory stock options (“NSOs”), and, if this Proposal is approved by the stockholders, stock awards. Only our employees and those of any parent or subsidiaries are eligible to receive incentive stock options (“ISOs”). An individual who has received one or more options is referred to in this Proxy Statement as a “participant.” The Committee selects the employees and consultants who receive options under the Plan.

Description of Options.    Subject to the Plan limitations, the Committee has discretion to determine the terms of each option and the number of shares covered by each option, except that no single participant may receive options covering more than a total of 2,250,000 shares during any fiscal year. However, in connection with his or her initial service, the Committee may grant a participant an option(s) to purchase up to an additional 2,250,000 shares that will not count against the 2,250,000 limit described above. Also, the total fair market value of the shares (as of the date of grant) with respect to which ISOs are exercisable for the first time by any participant during any calendar year (under all of our plans and our affiliates’ plans) may not exceed $100,000.

Type of Stock Option Grants Permitted.    The Plan permits us to grant ISOs and NSOs. After we grant an option, the principal differences to the participant between an ISO and a NSO relate to federal income tax consequences.

Description of Stock Awards.    Stock awards are shares of the Company’s common stock that may be fully vested or may vest in accordance with terms and conditions established by the Committee. Unvested shares are subject to forfeiture, or if the awards were originally purchased, to the Company’s right of repurchase at the original purchase price. The number of shares subject to a stock award granted to a participant will be determined by the Committee.

Written Agreements.    A written agreement between the service provider and us represents each option and stock award that the Committee awards under the Plan. An option agreement includes the following information:

•	The exercise price of the option;

•	The expiration date of the option;

•	The number of shares covered by the option;

•	Any conditions to the exercise of the option; and

•	Any other terms and conditions that the Committee determines in its sole discretion.

The option agreement also will specify whether an option is an ISO or an NSO. A stock award agreement will reflect the terms and conditions of the related award.

Exercise Price.    The Committee determines the option exercise price of each option. However, the exercise price may not be less than the fair market value of the shares on the date of grant. Under certain circumstances, the exercise price for an ISO may not be less than 110% of the fair market value on the date of grant. The Committee determines the fair market value as provided in the Plan, but fair market value generally is the closing sale price of the Shares on the applicable date.

Each option is exercisable at the time or times and under the restrictions and conditions that the Committee determines in its discretion. After an option has been granted, the Committee may accelerate the exercisability of the option. In addition, the following special rules apply:

Effect of Dissolution.    In the event of a proposed dissolution or liquidation, all outstanding options will automatically terminate immediately prior to the consummation of the dissolution or liquidation. The Committee may in its discretion, however, accelerate the exercisability of any option under the Plan in such event.

Effect of Merger or Asset Sale.    If there is a proposed sale of all or substantially all of our assets, or a merger with or into another corporation, the successor corporation (or a parent or subsidiary of the successor corporation) may assume or substitute each outstanding option or stock award. In the event that the successor corporation does not agree to assume or substitute the outstanding options or stock awards, the options or stock awards will become fully vested and, with respect to options, exercisable even as to shares which otherwise would not be vested or exercisable.

Expiration.    The Committee determines all expiration provisions that apply to options. In the case of ISOs, the term may not exceed ten years from the date of grant.

Upon the termination of a participant’s employment or consulting relationship with us, he or she may exercise his or her options to the extent it was exercisable at the date of termination for a period of time the Committee determines, but in no event after the expiration of the original term of the option. In the case of an ISO, the period for exercise following termination may not exceed 90 days (or one year if the termination is the result of death or disability). An employment or consulting relationship will not be considered terminated in the event of certain leaves of absence or transfers between our affiliated entities and us. In addition, if an employee’s status with us changes from employee to consultant, any unexercised ISO held automatically converts to an NSO on the 91st day after the change of status.

ESPP.    The ESPP under our 1996 Stock Option Plan permits participants to purchase common stock through payroll deductions of up to 10% of the participant’s “compensation.” The maximum number of shares a participant may purchase during a single purchase period is 3,000 shares.

Employees are eligible to participate in the ESPP if they are customarily employed by us or any participating subsidiary for at least 20 hours per week and more than five months in any calendar year. However, any employee:

•	who immediately after grant owns stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock, or

•	whose rights to purchase stock under all our employee stock purchase plans of the Company accrue at a rate that exceeds $25,000 worth of stock for each calendar year may not be granted a right to purchase stock under the ESPP.

The ESPP provides for consecutive, overlapping, twenty-four month offering periods. The offering periods generally start on the first trading day on or after January 1 and July 1 of each year. Each offering period includes four six-month purchase periods.

Amounts deducted and accumulated by participants are used to purchase shares of common stock at the end of each purchase period. The price of stock purchased under the ESPP is generally 85% of the lower of the fair market value of our common stock (1) at the beginning of the offering period or (2) at the end of the purchase period. In the event the fair market value at the end of a purchase period is less than the fair market value at the beginning of the offering period, the participants will be withdrawn from the current offering period following exercise and automatically re-enrolled in a new offering period. The new offering period will use the lower fair market value as of the first date of the new offering period to determine the purchase price for future purchase periods.

Participants may end their participation in the ESPP at any time during an offering period, at which time they will be refunded their payroll deductions to date. Participation ends automatically upon termination of employment with us.

Rights granted pursuant to the ESPP are not transferable by a participant other than by will, or the laws of descent and distribution. The ESPP provides that, in the event of our merger with or into another corporation or a sale of substantially all of our assets, each outstanding right may be assumed or substituted for by the successor corporation. If the successor corporation refuses to assume or substitute for the outstanding rights, the offering period then in progress will be shortened and a new exercise date will be set.

Our Board has the authority to amend or terminate the ESPP, except that no such action may adversely affect any outstanding rights to purchase stock under the ESPP. Notwithstanding the previous sentence, the Board may terminate an offering period on any exercise date if the Board determines that the termination of the offering period is in our best interests and those of our stockholders. Notwithstanding anything to the contrary, the Board may in its sole discretion amend the ESPP to the extent necessary and desirable to avoid unfavorable financial accounting consequences by altering the purchase price for any offering period, shortening any offering period or allocating remaining shares among the participants.

U.S. Federal Income Tax Consequences

Incentive Stock Options.    An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Long-term capital gains are grouped and netted by holding periods. Net capital gains tax on assets held for more than twelve months is currently capped at 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also our officer, director, or 10% stockholder. We are entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by our employee is subject to tax withholding by us. We are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gain tax on assets held for more than twelve months is capped at 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

Different rules may apply if the purchaser is our officer, director, or 10% Stockholder.

Awards under the ESPP.    No income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the offering period or more than one (1) year from the date of transfer of the stock to the participant (the “Statutory Holding Periods”), then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. Net capital gains tax on assets held for more than twelve months is capped at 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If the shares are sold or otherwise disposed of before the expiration of the Statutory Holding Periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding periods. We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the Statutory Holding Periods described above.

Stock Awards.    If the stock award is subject to vesting, then unless the participant elects to be taxed at the time of receipt of the award, the participant will not have taxable income upon the receipt of the award, but will recognize ordinary income equal to the fair market value of the shares or cash at the time of vesting. As the shares vest, the participant will recognize ordinary income equal to the difference between the fair market value of the shares at the date of vesting and the purchase price. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The foregoing is only a summary of the effect of federal income taxation upon optionees, stock award recipients, participants in the ESPP and us with respect to the grant and exercise of options, the grant of stock awards and the purchase of stock in the ESPP under the 1996 Stock Option Plan. Reference should be made to the applicable provisions of the Internal Revenue Code. In addition, the summary does not purport to be complete, and does not discuss the tax consequences of the participant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.

Participation in the 1996 Stock Option Plan

The grant of options under the 1996 Stock Option Plan to employees, including the Named Executive Officers, is subject to the discretion of the Committee. As of the date of this Proxy Statement, there has been no determination by the Committee with respect to future awards under the 1996 Stock Option Plan, except with regard to Mr. Ranadivé. For details see “Report of the Compensation Committee of the Board of Directors.” Non-employee directors are not eligible to participate in the 1996 Stock Option Plan. The following table sets forth information with respect to the grant of options under the 1996 Stock Option Plan to and the purchase of common stock under the ESPP by the Named Executive Officers, all current executive officers as a group and all other employees as a group during fiscal 2002. The closing price of one share of our common stock on the Nasdaq National Market as of November 29, 2002 was $7.35.

Name of Individual and Position	Number of Securities Underlying Options	Average Exercise Price ($ per Share)	Number of Securities Purchased under the ESPP	Average Purchase Price ($ per Share)
Vivek Y. Ranadivé President and Chief Executive Officer	2,250,000	11.97	—	—

Christopher G. O’Meara Executive Vice President and Chief Financial Officer	425,000	10.72	—	—

Robert P. Stefanski Executive Vice President, General Counsel and Secretary	425,000	10.44	3,112	7.26

Rajesh U. Mashruwala Executive Vice President, Chief Operating Officer	1,200,000	11.28	3,355	7.04

Ginger M. Kelly Corporate Controller and Chief Accounting Officer	220,000	11.09	3,123	6.52

All executive officers as a group (8 persons)	5,620,000	10.14	9,590	6.94

All other employees as a group	9,953,990	9.67	979,731	7.18

Required Vote

The affirmative vote of the holders of a majority of the common stock present in person or represented by proxy and entitled to vote is required to approve the amendment and restatement of the 1996 Stock Option Plan and to approve the material terms of the 1996 Stock Option Plan for purposes of Section 162(m).

RECOMMENDATION OF THE BOARD:    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT AND RESTATEMENT OF THE 1996 STOCK OPTION PLAN TO PROVIDE FOR THE AWARD OF STOCK AWARDS AND THE APPROVAL OF ITS MATERIAL TERMS FOR SECTION 162(M) PURPOSES.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

General

The Board of Directors has selected PricewaterhouseCoopers LLP as independent public accountants to audit our consolidated financial statements for the fiscal year ending November 30, 2003. PricewaterhouseCoopers LLP has been our independent accountants since we were established as a separate entity in January 1997. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions.

In the event that the stockholders do not approve the selection of PricewaterhouseCoopers LLP, the appointment of the independent accountants will be reconsidered by the Board of Directors.

Audit Fees

Audit fees billed to us by PricewaterhouseCoopers LLP for the audit of our consolidated financial statements for fiscal 2002 and for the review of our financial statements included in our quarterly reports on Form 10-Q for fiscal 2002 totaled $698,000.

Financial Information Systems Design and Implementation Fees

We did not engage PricewaterhouseCoopers LLP to provide advice to us regarding financial information systems design and implementation during the fiscal 2002.

The Audit Committee has considered the role of PricewaterhouseCoopers LLP in providing us with non-audit services such as tax related services, and has concluded that such services are compatible with PricewaterhouseCoopers LLP’s independence from management and from us.

All persons who spent more than fifty percent of their hours of employment on performing audits of us during fiscal 2002 were full-time permanent employees of PricewaterhouseCoopers LLP.

All Other Fees

Fees billed to us by PricewaterhouseCoopers LLP during fiscal 2002 for all other services rendered to us, including tax-related services, totaled $1,844,000.

Proposal, Required Vote

The Board of Directors has conditioned its appointment of our independent accountants upon the receipt of the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

RECOMMENDATION OF THE BOARD:    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS  THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of November 30, 2002 of:

•	each person or entity who we know to beneficially own five percent or more of the outstanding shares of our common stock;

•	each of our directors;

•	each of the Named Executive Officers; and

•	all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of November 30, 2002 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Unvested options granted prior to our initial public offering in July 1999 were immediately exercisable upon grant, provided that upon the optionee’s cessation of service, any unvested shares would be subject to repurchase by us at the original exercise price paid per share. In computing the number of shares beneficially owned by a person, the following shares are not included: (i) shares of common stock that will continue to be subject to our right of repurchase at the original exercise price paid per share for at least 60 days after November 30, 2002 and (ii) shares that are subject to options that are exercisable but will not be vested for at least 60 days after November 30, 2002.

The address of each individual listed in the table is TIBCO Software Inc., 3303 Hillview Avenue, Palo Alto, CA 94304. The percentages in the table below are based on 210,172,304 shares of our common stock outstanding as of November 30, 2002. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to our knowledge, each stockholder named in the table has had sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.

Name	Shares Beneficially Owned	Percentage Ownership
Reuters Group PLC and related entities(1) 85 Fleet Street London, EC4P 4AJ	105,215,138	49.9%
Vivek Y. Ranadivé(2)	11,115,017	5.1%
Cisco Systems Inc. 170 West Tasman Drive San Jose, CA 95134	13,095,000	6.2%
Philip Green(3)	105,215,138	49.9%
Naren Gupta	8,063	*
Ginger M. Kelly(4)	186,901	*
Rajesh U. Mashruwala(5)	648,903	*
Christopher G. O’Meara(6)	464,780	*
William A. Owens	—	*
Robert P. Stefanski(7)	645,166	*
Matthew J. Szulik(8)	120,000	*
Philip K. Wood	—	*
Michelangelo Volpi(9)	13,098,000	6.2%
Peter Job(10)	10,000	*
All current directors and executive officers as a group (15) persons(11)	131,511,968	60.3%

*	Less than one percent (1%) of our outstanding shares of common stock.

(1)	Represents shares held by Reuters Nederland B.V. Includes 7,785,374 shares reserved for sale to employees and consultants of TIBCO Finance Technology Inc. (“TFT”), a wholly-owned subsidiary of Reuters Group PLC (“Reuters”) pursuant to the exercise by such employees and consultants of purchase rights granted or to be granted to them by Reuters. Also includes 630,000 shares subject to options exercisable within 60 days of November 30, 2002. Reuters has agreed to limit its voting power such that the votes cast by Reuters will not represent more than 49% of the total votes eligible to be cast on any matter submitted to a vote of our stockholders.

(2)	Includes 7,947,916 shares underlying options vested and exercisable within 60 days of November 30, 2002. Excludes 15,000 shares subject to our right of repurchase and 19,875 shares underlying options that are unvested but exercisable within 60 days of November 30, 2002. Includes 150,000 shares owned by the Anjali Dea Ranadivé Trust, 150,000 shares owned by the Aneel Ryan Ranadivé Trust, 150,000 shares owned by the Andre Vivek Ranadivé Trust and 2,250,000 shares owned by the Ranadivé Family Generation-Skipping Trust (the “Trusts”) for an aggregate of 2,700,000 shares that have been irrevocably transferred to the Trusts. Mr. Ranadivé is a co-trustee of the Trusts and disclaims beneficial ownership of all shares held directly or indirectly by the Trusts.

(3)	Represents shares held by Reuters Nederland B.V. as described in Note 1 above. Mr. Green is the Chief Operating Officer of Reuters and disclaims beneficial ownership of all shares held directly or indirectly by Reuters.

(4)	Includes 85,519 shares underlying options vested and exercisable within 60 days of November 30, 2002. Excludes 2 shares subject to our right of repurchase and 20,157 shares underlying options that are unvested but exercisable within 60 days of November 30, 2002.

(5)	Includes 24,999 shares underlying options vested and exercisable within 60 days of November 30, 2002. Excludes 41,876 shares subject to our right of repurchase within 60 days of November 30, 2002.

(6)	Includes 464,060 shares underlying options vested and exercisable within 60 days of November 30, 2002. Excludes 64,280 shares underlying options that are unvested but exercisable within 60 days of November 30, 2002.

(7)	Includes 465,185 shares underlying options vested and exercisable within 60 days of November 30, 2002. Excludes 19,263 shares underlying options that are unvested but exercisable within 60 days of November 30, 2002.

(8)	Consists of 120,000 shares of underlying options vested and exercisable within 60 days of November 30, 2002.

(9)	Includes 13,095,000 shares held by Cisco. Mr. Volpi is the Senior Vice President, Routing Technology Group at Cisco and disclaims beneficial ownership of all shares held directly or indirectly by Cisco.

(10)	Consists of 10,000 shares underlying options vested and exercisable within 60 days of November 30, 2002.

(11)	Includes 9,117,679 shares underlying options vested and exercisable within 60 days of November 30, 2002. Excludes 56,878 shares subject to our right of repurchase and 123,575 shares underlying options that are unvested but exercisable within 60 days of November 30, 2002. Includes shares held by Reuters Nederland B.V. as described in Note 3 above and shares held by Cisco as described in Note 10.

EXECUTIVE COMPENSATION AND EMPLOYMENT AGREEMENTS

Summary Compensation Table

The following table sets forth information concerning the compensation we paid to the Named Executive Officers for services rendered during the last three fiscal years. Amounts under the “Annual Compensation—Bonus” column include bonuses earned during the fiscal year indicated but deferred until a later year. In determining the amount of bonuses paid to the Named Executive Officers, the Compensation Committee considered our financial performance and the performance of the Named Executive Officers as compared to the performance of comparable companies and compensation data from such companies.

Long-Term Compensation Awards
Name and Principal Positions	Fiscal Year	Annual Compensation		Number of Securities Underlying Options	All Other Compensation ($)
		Salary ($)	Bonus ($)
Vivek Y. Ranadivé President, Chief Executive Officer and Chairman of the Board	2002 2001 2000	283,965 293,100 300,000	— 182,402 530,822	2,250,000 2,250,000 3,000,000	2,531 — 8,500	(1) (2)

Christopher G. O’Meara Executive Vice President and Chief Financial Officer	2002 2001 2000	239,433 242,343 232,400	10,000 152,911 217,445	425,000 — 70,000	1,979 — —	(3)

Robert P. Stefanski Executive Vice President, General Counsel and Secretary	2002 2001 2000	236,638 244,250 250,000	— 152,002 442,351	425,000 — 255,000	11,850 8,500 8,500	(4) (2) (2)

Rajesh U. Mashruwala Executive Vice President, Chief Operating Officer	2002 2001 2000	233,864 239,426 250,000	— 152,002 442,351	1,200,000 — 810,000	12,528 8,500 11,875	(5) (2) (6)

Ginger M. Kelly Corporate Controller and Chief Accounting Officer	2002 2001 2000	191,727 162,984 163,542	30,000 97,437 217,445	220,000 — 76,000	11,596 8,947 7,631	(7) (8) (9)

(1)	Includes $1,600 salary reduction reversal and $931 Group Life Insurance.

(2)	Represent contributions made by us pursuant to the TIBCO 401(k) Savings Plan (our “401(k)”).

(3)	Includes $1,216 salary reduction reversal and $761 Group Life Insurance.

(4)	Includes $1,333 salary reduction reversal, $521 Group Life Insurance and $9,995 contributions made by us pursuant to our 401(k) Plan.

(5)	Includes $1,333 salary reduction reversal, $1,199 Group Life Insurance and $9,995 contributions made by us pursuant to our 401(k) Plan.

(6)	Includes $3,375 that was reimbursed for executive financial planning services and $8,500.00 that represents contributions made by us pursuant to our 401(k).

(7)	Includes $1,401 salary reduction reversal, $379 Group Life Insurance and $9,815 contribution made by us pursuant to our 401(k) Plan.

(8)	Includes $318 Group Life Insurance and $8,627 contribution made by us pursuant to our 401(k) Plan.

(9)	Includes $130 Group Life Insurance and $7,500 contribution made by us pursuant to our 401(k) Plan.

Option Grants in Last Fiscal Year

The following table sets forth information concerning stock options granted to the Named Executive Officers during fiscal 2002. These options were granted under our 1996 Stock Option Plan, as amended, and provide for vesting of the underlying common stock ratably over a period of 48 months beginning one month after the date of grant, unless otherwise indicated. Options were granted at an exercise price equal to the closing fair market value of the common stock on The Nasdaq National Market on that date.

Name	Number of Securities Underlying Options Granted		Percent Total Options Granted to Employees in Fiscal Year (1)(%)	Exercise Price Per Share ($ per Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Appreciation for Option Term(2)($)
						5%	10%
Vivek Y. Ranadivé	2,250,000	(3)	14.45	11.97	12/03/11	16,937,705	42,923,469

Christopher G. O’Meara	125,000 165,000 135,000		0.80 1.06 0.87	5.99 13.28 11.97	07/15/12 12/14/11 12/03/11	470,885 1,378,034 1,016,262	1,193,315 3,492,208 2,575,408

Robert P. Stefanski	125,000 75,000 225,000		0.80 0.48 1.45	5.99 13.28 11.97	07/15/12 12/14/11 12/03/11	470,885 626,379 1,693,770	1,193,315 1,587,367 4,292,347

Rajesh U. Mashruwala	200,000 280,000 720,000		1.28 1.80 4.62	5.99 13.28 11.97	07/15/12 12/14/11 12/03/11	753,416 2,338,482 5,420,065	1,909,303 5,926,172 13,735,510

Ginger M. Kelly	50,000 20,000 60,000 90,000		0.32 0.13 0.39 0.58	5.99 13.36 13.28 11.97	07/15/12 01/18/12 12/14/11 12/03/11	188,354 168,040 501,103 677,508	477,326 425,848 1,269,894 1,716,939

(1)	Based on a total of options to purchase 15,568,990 shares granted to all of our employees in fiscal 2002.

(2)	Potential realizable values are net of exercise price, but before deduction of taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules, and do not represent our estimate of future stock prices. No gain to an optionee is possible without an increase in stock price, which will benefit all stockholders commensurately. A zero percent gain in stock price will result in zero dollars for the optionee. Actual realizable values, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holders’ continued employment through the vesting period.

(3)	These options were granted under our 1996 Stock Option Plan, as amended, and provide for vesting of 1,750,000 shares of the underlying common stock ratably over a period of 48 months beginning one month after January 1, 2001.

Aggregate Stock Option Exercises in Fiscal Year 2002 and Fiscal Year-End Values

The following table sets forth information concerning option exercises during fiscal 2002 and the exercisable and unexercisable options held as of November 30, 2002 by the Named Executive Officers. Amounts under “Unexercisable” in the table below include (i) unvested shares, notwithstanding the fact that such shares have been issued to the Named Executive Officer, and (ii) unvested options, notwithstanding the fact that they are immediately exercisable upon grant, in each case because unvested shares are subject to repurchase by us at the original exercise price upon the Named Executive Officer’s cessation of service. The amounts under “Value of Unexercised In-the-Money Options” were calculated as the difference between the exercise price and the closing price of our common stock on The Nasdaq National Market on November 29, 2002, which was $7.35.

	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at November 30, 2002		Value of Unexercised In-the-Money Options ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Vivek Y. Ranadivé	—	—	7,602,290	2,585,209	40,385,857	232,461
Christopher G. O’Meara	—	—	361,383	418,614	1,740,982	688,551
Robert P. Stefanski(1)	15,000	58,320	416,413	356,584	2,082,914	312,945
Rajesh U. Mashruwala	—	—	300,833	899,167	22,682	249,518
Ginger M. Kelly	—	—	50,881	194,637	12,616	191,981

(1)	Does not include 15,000 shares issued upon exercised of options to purchase our common stock granted to Mr. Stefanski by TFT under the TIBCO Finance Technology Inc. Stock Option Plan, for a gain of $85,320.

Employment Agreements

All of our executive officers are employed at-will. However, Mr. Ranadivé’s employment may only be terminated upon 120 days prior written notice and Mr. Stefanski’s employment may only be terminated upon six months prior written notice pursuant to agreements entered into with us. Each of our other executive officers may be terminated without cause or with cause upon (i) two weeks prior written notice or (ii) pay equal to two weeks of such officer’s salary in lieu of such notice.

Each of our executive officers is a party to our standard employee non-disclosure and invention assignment agreement. Under the non-disclosure agreements, for one year following their termination, our employees agree not to solicit any other employee to leave our employ. These employees also agree not to disclose any confidential information that they obtained during their employment to any third parties at any time during or subsequent to their employment. In addition, any inventions, discoveries or improvements created by the employees during their employment belong to us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission rules to furnish us with copies of all forms they file. Based solely on our review of the copies of such forms we received and written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and 10% stockholders were complied with during fiscal 2002.

EXECUTIVE OFFICERS

The name of and certain information regarding each of our executive officers as of November 30, 2002 is set forth below.

Name	Age	Position
Vivek Y. Ranadivé	45	President, Chief Executive Officer and Chairman of the Board
George M. Ahn	37	Executive Vice President, Chief Marketing Officer
Ginger M. Kelly	38	Corporate Controller and Chief Accounting Officer
Rajesh U. Mashruwala	50	Executive Vice President, Chief Operating Officer
Christopher G. O’Meara	45	Executive Vice President, Finance and Chief Financial Officer
David W. Rice	57	Executive Vice President, Operations
Brad Rode	42	Executive Vice President, Products and Technology
Robert P. Stefanski	41	Executive Vice President, General Counsel and Secretary

Vivek Y. Ranadivé has served as our President, Chief Executive Officer and Chairman of our Board of Directors since its inception in January 1997. From 1985 to 1997, Mr. Ranadivé served as the Chairman and Chief Executive Officer of Teknekron. In addition, Mr. Ranadivé served as President, Chief Executive Officer and Chairman of the Board of TFT from its inception until December 1998. Mr. Ranadivé received his B.S. in electrical engineering and computer science and his M.S. in engineering from the Massachusetts Institute of Technology and his M.B.A. from Harvard University.

George M. Ahn has served as our Executive Vice President and Chief Marketing Officer since November 2002. From 2000 to 2002, Mr. Ahn was General Manager, Sales and Middle Market Division of Siebel Systems. From 1987 to 2000, Mr. Ahn Held many management and executive-level positions within IBM Corporation including Director, Worldwide Software Sales Small and Medium Business and Executive Assistant to the Senior Vice President and Software Group Executive, where he worked closely with IBM’s senior executive team. Mr. Ahn holds an MBA degree in Finance and Strategy from University of Chicago Graduate School of Business and a Bachelor of Arts degree in Economics from Carleton College in Northfield, MN.

Ginger M. Kelly has served as our Vice President, Chief Accounting Officer since June 1999 and Corporate Controller since February 1999. From January 1998 to February 1999, Ms. Kelly was our Operations Controller. Prior to joining us Ms. Kelly held various finance positions with Informix Software Inc. and worked as a C.P.A. with Ernst & Young LLP. Ms. Kelly received her B.S. in Business Administration from San Jose State University.

Rajesh U. Mashruwala has served as our Executive Vice President, Chief Operating Officer since March 2002. From February 1995 to March 1997, Mr. Mashruwala held various positions with us and with Teknekron, including a position as our Vice President, Enterprise Business Applications. From October 1993 to February 1995, Mr. Mashruwala was President of Media Computer Technology, Inc., a provider of magnetic and optical media products. Mr. Mashruwala received his degree in engineering from the Indian Institute of Technology, Bombay and his M.S. in engineering from the University of California, Berkeley.

Christopher G. O’Meara has served as our Executive Vice President and Chief Financial Officer since August 2001. From August 1998 to August 2001, Mr. O’Meara was our Vice President, Finance and Treasurer. From June 1992 to July 1998, Mr. O’Meara was Corporate Vice President and Treasurer at Adaptec. Mr. O’Meara received his B.A. in economics from Stanford University and his M.B.A. from Northwestern University.

David W. Rice has served as our Executive Vice President of Operations since October 2002. From 1997 to 2002, Mr. Rice founded and served as President of Fifth Quadrant, Inc., a management consulting firm focusing on building early-stage software companies. From 1992 to 1997 Mr. Rice served as Executive Vice President in charge of operations and finance for Teknekron Software Systems. In addition, Mr. Rice held senior operations, finance and marketing management positions at a number of software and technology companies, including IntelliCorp, EG&G, Honeywell and General Electric. Mr. Rice holds an MBA degree from Sloan School at Massachusetts Institute of Technology and a Bachelor of Science in Mathematics from Arizona State University.

Bradley C. Rode has served as our Executive Vice President, Products and Technology since November 2002. From August 1999 to November 2002, Mr. Rode was President and Chief Executive Officer of iPIN, a global leader in electronic and mobile payment technologies. From April 1997 to June 1999, Mr. Rode was President and CEO of Internet Profiles (I/PRO), the leader in Web traffic analysis and research, which was acquired by CMGI, Inc. in 1999. From August 1987 to February 1997, Mr. Rode was Senior Vice President and a founding team member of Teknekron Software Systems. Mr. Rode holds a Bachelor of Science degree in Computer Science from the University of Alberta, Canada.

Robert P. Stefanski has served as our Executive Vice President and General Counsel since May 1998 and as our Secretary since May 1997. From November 1996 to March 1998, Mr. Stefanski was the Director of Intellectual Property for Reuters America, Inc., an affiliate of ours. From September 1989 to November 1996, Mr. Stefanski was an attorney with the law firm of Weil, Gotshal & Manges. Mr. Stefanski received his B.S. in mathematics from Northern Michigan University and his M.S. in engineering and his J.D. from the University of Michigan.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Our executive compensation program is designed to align stockholder interests with our business strategy, values and management initiatives. It is based on the following four principles: (i) to link the interests of management with those of stockholders by making a substantial portion of executive compensation depend upon our financial performance and by encouraging ownership of our stock, (ii) to attract and retain superior executives by providing them with the opportunity to earn total compensation packages that are competitive in the industry, (iii) to reward individual results by recognizing performance through salary, annual cash incentive and long-term incentives and (iv) to manage compensation based on the level of skill, knowledge, effort and responsibility needed to perform the job successfully.

The executive compensation guidelines of the Compensation Committee were developed to combine competitive levels of compensation and rewards for superior performance and to align relative compensation with the achievements of essential corporate goals, satisfaction of customers, and maximization of stockholder value. The Compensation Committee believes that stock option grants to management are beneficial in aligning management and stockholder interests, and consequently increasing stockholder value.

A position evaluation program establishes grade levels among all positions reflecting the importance and value of each position to us. A position’s grade level determines a range of values within which the executive’s compensation is set.

Executive officers’ compensation includes: annual cash compensation (consisting of base salary and annual incentive awards paid in cash) and long-term incentive awards, as well as additional features which are available to most other employees, including a 401(k) plan, health and welfare insurance, life insurance, and an employee stock purchase plan, some of which allocate payments generally based on an individual’s level of annual cash compensation. Benefits under these general plans are indirectly tied to our performance.

The cornerstone of our compensation program is to pay for performance. In addition to base salary, all major elements of our executive compensation programs vary directly with both corporate and individual performance. As part of that, the Compensation Committee sets aggressive performance targets for our executives. Executives have substantial portions of their compensation at risk for annual and long-term performance, with the largest portion at risk for the most senior executives.

Annual Cash Compensation

Amounts paid as base salary, including merit salary increases, are determined by the executive’s performance, placement in the salary range established for the executive’s position and the salaries offered in the industry for comparable positions. Salaries for our executive officers are determined primarily on the basis of the executive officer’s responsibility, general salary practices of peer companies and the executive’s individual qualifications and experience. The base salaries are reviewed annually and may be adjusted by the Compensation Committee in accordance with certain criteria which include individual performance, the functions performed by the executive officer, the scope of the executive officer’s on-going duties, general changes in the compensation peer group in which we compete for executive talent, and our financial performance generally. The weight given each such factor by the Compensation Committee may vary with each individual. Outside independent consultants are periodically used to gather and analyze industry comparisons of salary data to ensure that the salary ranges used in the compensation program are competitive for comparable positions. The Compensation Committee monitors and approves changes in base salary for the Named Executive Officers.

The Compensation Committee believes that a cash incentive bonus plan can serve to motivate our executive officers and management to address annual performance goals, using more immediate measures for performance than those reflected in the appreciation in value of stock options. The bonus amounts are based upon recommendations by management and a subjective consideration of factors including the officer’s level of responsibility, individual performance, contributions to our success and our financial performance generally. The Compensation Committee sets and approves the formulas that establish the amounts available for annual incentive awards. For fiscal 2002, incentive awards paid to most executive officers were primarily determined by applying the provisions of the TIBCO Executive Incentive Plan (2002). This plan’s formula measures our performance by revenue growth and profitability. Each year the Compensation Committee approves goals for the Incentive Plan based on our strategy and the outlook for business conditions that year. After the close of business each year, the formula takes into account how well we performed against our goals.

Amounts actually paid for annual incentive awards to executives are based on the executive’s individual performance and salary. Awards are approved by the Compensation Committee based upon recommendations by management after year-end. It is our intent to place a greater proportion of the executive’s annual cash compensation at risk through the variable amounts available for an annual incentive award.

Long-Term Incentive Awards

Long-term incentive awards are made under the 1996 Stock Option Plan, as amended (the “Plan”). The Plan, which is administered by the Compensation Committee, is an omnibus plan and provides stock based awards to eligible employees, which includes most employees as well as our executive officers.

Stock option awards are based on guidelines that provide for larger awards commensurate with position levels that reflect competitive grant practices within a broad peer group of companies in the software and technology industries. Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that options motivate executive officers to manage our company in a manner that is consistent with stockholder interests. Stock option grants are intended to focus the attention of the recipient on our long-term performance, which we believe results in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earnings potential. To achieve this goal, stock options typically vest and become fully exercisable over a four-year period. The principal factors considered in granting stock options to our officers are prior performance, contributions to the company, level of responsibility, other compensation, and the executive officer’s ability to influence our long-term growth and profitability. The stock option plan does not provide any quantitative method for weighting these factors, and a decision to grant an award is primarily based upon a subjective evaluation of the past as well as future anticipated performance. In addition, for fiscal 2002, long-term incentive awards granted to most executive officers were also determined by applying the provisions of the TIBCO Executive Incentive Plan (2002). This plan’s formula measures our performance by revenue growth and profitability. Each year the Compensation Committee approves goals for the Incentive Plan based on our strategy and the outlook for business conditions that year. After the close of business each year, the formula takes into account how well we performed against our goals.

Section 162(m) of the Internal Revenue Code disallows a deduction by us for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance based compensation. The Compensation Committee recommends that the stockholders approve proposal No. 2 to preserve our ability to deduct such compensation for federal income tax purposes.

Chief Executive Officer Compensation

Vivek Y. Ranadivé has served as our President, Chief Executive Officer and Chairman of the Board since our inception in January 1997. The Compensation Committee used the executive compensation practices described above to determine Mr. Ranadivé’s fiscal 2002 compensation. In setting both the cash-based and equity-based elements of Mr. Ranadivé’s compensation, the Compensation Committee made an overall assessment of Mr. Ranadivé’s leadership in reaching our long-term and short-term strategic, operational and business goals for fiscal 2002. Mr. Ranadivé’s total compensation reflects a consideration of both competitive forces and our performance. More specifically, the Compensation Committee reviewed salaries paid to CEOs in other companies in our geographic area and industry. During fiscal 2002, Mr. Ranadivé was not awarded a cash bonus, but was awarded options to purchase an aggregate of 2,250,000 shares of common stock at a weighted average exercise price of $11.97 per share. In addition, the Compensation Committee determined that future option awards for Mr. Ranadivé for fiscal 2003 through 2005 shall be subject to Mr. Ranadivé’s continued employment and a satisfactory performance review to be conducted annually. Further, the Compensation Committee resolved that Mr. Ranadivé’s option awards for this period shall be made no earlier than the commencement of each respective fiscal year and that the grants for such fiscal years shall not exceed: 1.5 million shares for fiscal 2003; and 1.0 million shares for each of fiscal 2004 and 2005.

COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS

Philip K. Wood

Naren Gupta

Michelangelo Volpi

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. The Audit Committee is responsible for providing independent, objective oversight of our accounting functions and internal controls and performing related functions as described above under “Proposal 1—Board Meetings and Committees.” The Audit Committee acts under a written charter that was amended, restated, adopted and approved by the Board of Directors in fiscal 2000 and included in our proxy statement for our April 26, 2001 Annual Meeting of Stockholders (the “Audit Committee Charter”). Each of the members of the Audit Committee, except Philip Wood, is independent, as defined by our standards as set forth in the Audit Committee Charter and the Nasdaq listing standards.

Philip Wood is the chairman of the Audit Committee and is the Managing Director of Business Development at Reuters, which owned of record 49.8% of our outstanding common stock as of November 30, 2002. Our Board of Directors believes that it is in our best interest to have Mr. Wood on the Audit Committee because Mr. Wood has substantial financial accounting expertise and has served on our Board of Directors since our inception in January 1997 and our Audit Committee since its inception in September 1999, and has thus provided the Audit Committee with valuable expertise and continuity. Prior to his current position, he was Deputy Finance Director of Reuters and has held a senior financial position at Reuters for 10 years. Prior to that he was a partner at Price Waterhouse and had 14 years of service at that firm.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements in our Annual Report on Form 10-K for fiscal 2002 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements for fiscal 2002. After appropriate review and discussion, the Board of Directors has determined that the Audit Committee had fulfilled its responsibilities under the Audit Committee Charter, as amended to date.

The Audit Committee is responsible for recommending to the Board of Directors that our consolidated financial statements be included in our Annual Reports on Form 10-K. The Audit Committee took a number of steps in making this recommendation for fiscal 2002. First, the Audit Committee discussed with PricewaterhouseCoopers LLP, our independent accountants for fiscal 2002, those matters the accountants communicated to and reviewed with the Audit Committee under applicable auditing standards, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed with the accountants their independence and received a letter from the accountants concerning independence as required under applicable independence standards for accountants of public companies. In addition, the Audit Committee has discussed with the independent accountants their independence from management and us, and has received the written disclosures required by the Independence Standards Board Standard No. 1. This discussion and disclosure assisted the Audit Committee in evaluating such independence. The Audit Committee also discussed with the accountants the matters set forth in Statement on Auditing Standards No. 61 regarding the scope and results of the audit.

The Audit Committee discussed with our independent accountants the overall scope and plans for their audit. The Audit Committee met with our independent accountants, with and without management present, to discuss the results of their examination, their evaluations of our internal controls and the overall quality of our financial reporting. The Audit Committee reviewed with the independent accountants, who are responsible for expressing an opinion on the conformity of our audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

Upon recommendation of the Audit Committee, and subject to stockholder approval, the Board of Directors unanimously recommended the engagement of PricewaterhouseCoopers LLP to audit our fiscal 2004 consolidated financial statements.

Finally, the Audit Committee reviewed and discussed with management and the accountants our audited consolidated balance sheets at November 30, 2002 and 2001, and our statements of income, cash flows and stockholders’ equity for fiscal years 2002, 2001 and 2000. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for fiscal 2002 as filed with the Securities and Exchange Commission.

AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

Philip K. Wood

Matthew J. Szulik

Naren Gupta

STOCK PERFORMANCE GRAPH

The following graph compares cumulative total return to stockholders on our common stock since our initial public offering on July 14, 1999 through the fiscal year ended November 30, 2002 with the cumulative total return of the Nasdaq Stock Market—U.S. Index and the ISDEX Internet Index. The graph assumes that $100.00 was invested on July 14, 1999 in each of our common stock, the Nasdaq Stock Market—U.S. Index and the ISDEX Internet Index, and that all dividends were reinvested. No cash dividends have been declared or paid on our common stock. Please note that historic stock price performance is not necessarily indicative of future stock price performance.

	7/14/99	7/99	8/99	9/99	10/99	11/99	12/99	1/00	2/00	3/00	4/00
TIBCO SOFTWARE INC.	100.00	92.66	83.78	92.95	120.46	299.61	472.59	476.45	1214.02	755.29	825.38
NASDAQ STOCK MARKET (U.S.)	100.00	98.20	102.35	102.49	110.70	124.17	151.48	145.89	173.65	170.06	143.04
ISDEX INTERNET INDEX	100.00	87.91	94.33	103.61	114.94	140.63	178.29	169.33	207.13	209.25	183.40

	5/00	6/00	7/00	8/00	9/00	10/00	11/00	12/00	1/01	2/01	3/01
TIBCO SOFTWARE INC.	515.50	993.77	954.54	944.69	782.52	583.84	320.88	444.26	351.58	125.11	78.77
NASDAQ STOCK MARKET (U.S.)	125.78	147.87	139.85	156.39	136.07	124.89	96.22	91.11	102.16	79.09	68.00
ISDEX INTERNET INDEX	151.81	179.02	183.55	210.66	193.12	173.07	129.37	111.22	121.73	80.18	60.43

	4/01	5/01	6/01	7/01	8/01	9/01	10/01	11/01	12/01	1/02	2/02
TIBCO SOFTWARE INC.	105.65	127.89	118.34	83.87	79.42	68.02	78.22	116.68	138.36	148.37	97.77
NASDAQ STOCK MARKET (U.S.)	78.15	78.05	80.15	75.06	66.88	55.62	62.75	71.70	68.79	68.27	61.17
ISDEX INTERNET INDEX	74.18	73.64	71.03	62.88	50.31	39.83	45.79	55.54	51.77	49.93	40.14

			3/02	4/02	5/02	6/02	7/02	8/02	9/02	10/02	11/02
TIBCO SOFTWARE INC.			108.98	77.75	55.14	51.53	50.23	39.02	34.75	46.34	68.12
NASDAQ STOCK MARKET (U.S.)			65.18	59.76	57.13	51.95	47.21	46.71	41.68	47.37	52.65
ISDEX INTERNET INDEX			43.46	36.44	35.76	31.07	27.49	27.95	23.25	27.32	34.08

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Certain stockholders who share an address are being delivered only one copy of this Proxy Statement and our 2002 Annual Report on Form 10-K unless we or one of our mailing agents has received contrary instructions.

Upon the written or oral request of a stockholder at a shared address to which a single copy of our Proxy Statement and 2002 Annual Report on Form 10-K was delivered, we will promptly deliver a separate copy of such documents to such stockholder. Written requests should be made to TIBCO Software Inc., Attention: Investor Relations, 3301 Hillview Avenue, Palo Alto, California 94304 and oral requests may be made by calling our Investor Relations Department at (650) 846-5747. In addition, if such a stockholder wishes to receive a separate copy of our Proxy Statement and 2002 Annual Report in the future, such stockholder should notify us either in writing addressed to the foregoing address or by calling the foregoing telephone number.

Stockholders sharing an address who will receive multiple copies of our proxy statements and annual reports may request delivery of a single copy of our proxy statements and annual reports by writing to the address above or calling the telephone number above.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Proposals of stockholders that are intended for inclusion in our proxy statement relating to the 2003 Annual Meeting must be received by us at our offices at 3303 Hillview Avenue, Palo Alto, California 94304, not later than October 31, 2003 and must satisfy the conditions established by the Securities and Exchange Commission and in our bylaws for stockholder proposals in order to be included in our proxy statement for that meeting. Stockholder proposals that are not intended to be included in our proxy materials for such meeting but that are intended to be presented by the stockholder from the floor are subject to the advance notice procedures described below under “Transaction of Other Business.”

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment. Any stockholder may present a matter from the floor for consideration at a meeting so long as certain procedures are followed. Under our Bylaws, as amended, in order for a matter to be deemed properly presented by a stockholder, timely notice must be delivered to, or mailed and received by, us not later than 120 days prior to the next annual meeting of stockholders (under the assumption that the next annual meeting of stockholders will occur on the same calendar day as the day of the most recent annual meeting of stockholders). The stockholder’s notice must set forth, as to each proposed matter, the following: (a) a brief description of the business desired to be brought before the meeting and reasons for conducting such business at the meeting; (b) the name and address, as they appear on our books, of the stockholder proposing such business; (c) the class and number of shares that are beneficially owned by the stockholder; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in his or her capacity as a proponent of a stockholder proposal. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

By Order of the Board of Directors,

William R. Hughes Assistant Secretary

Palo Alto, California

February 21, 2003

ANNEX A-1

TIBCO SOFTWARE INC.

1996 STOCK OPTION PLAN

(as amended and restated effective on the date of the 2003 annual shareholders’ meeting)

1.    Purposes of the Plan.    The purposes of this 1996 Stock Option Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees and Consultants, and

•	to promote the success of the Company’s business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. In addition, the Plan provides for the grant of Rights to all Eligible Employees to participate in a salary deferral Employee Stock Purchase Program intended to qualify as a plan under Section 423 of the Code and for the grant of Stock Awards.

2.    Definitions.    As used herein, the following definitions shall apply:

(a)    “Administrator” means the Compensation Committee that shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)    “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

(c)    “Board” means the Board of Directors of the Company.

(d)    “Code” means the Internal Revenue Code of 1986, as amended.

(e)    “Common Stock” means the common stock of the Company.

(f)    “Company” means TIBCO Software Inc., a Delaware corporation, and for purposes of the Employee Stock Purchase Program shall also include any Designated Subsidiary of the Company.

(g)    “Compensation” shall mean all base straight time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

(h)    “Compensation Committee” means a compensation committee appointed by the Board in accordance with Section 4 of the Plan.

(i)    “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(j)    “Designated Subsidiary” shall mean any Subsidiary which has been designated by the Compensation Committee from time to time in its sole discretion as eligible to participate in the Employee Stock Purchase Program.

(k)    “Director” means a member of the Board.

(l)    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(m)    “Discretionary Options” means Incentive Stock Options and Nonstatutory Stock Options.

(n)    “Eligible Employee” shall mean any individual who is an employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Employee Stock Purchase Program, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other

A-1-1

leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(o)    “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

Notwithstanding the foregoing, for purposes of the Employee Stock Purchase Program, “Employee” shall mean Eligible Employee.

(p)    “Employee Stock Purchase Program” means the wage deferral program to purchase Common Stock, intended to qualify under Section 423 of the Code, as set forth in Section 11 of the Plan.

(q)    “Enrollment Date” shall mean the first Trading Day of each Offering Period.

(r)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)    “Exercise Date” shall mean the last Trading Day of each Purchase Period.

(t)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator; or

(iv)    For purposes of the Enrollment Date of the first Offering Period under the Employee Stock Purchase Program, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company’s Common Stock (the “Registration Statement”).

(u)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v)    “IPO Effective Date” means the date upon which the Securities and Exchange Commission declares the initial public offering of the Company’s common stock as effective.

(w)    “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

A-1-2

(x)    “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

(y)    “Offering Periods” shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Employee Stock Purchase Program may be exercised, commencing on the first Trading Day on or after February 1 and August 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The duration and timing of Offering Periods may be changed pursuant to the Employee Stock Purchase Program.

(z)    “Offering Date” means the first day of each Offering Period of the Employee Stock Purchase Program.

(aa)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb)    “Option” means a stock option granted pursuant to the Plan.

(cc)    “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(dd)    “Optioned Stock” means the Common Stock subject to an Option.

(ee)    “Optionee” means the holder of an outstanding Option or Stock Award.

(ff)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(gg)    “Plan” means this 1996 Stock Option Plan.

(hh)    “Program” means the Employee Stock Purchase Program.

(ii)    “Purchase Period” shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

(jj)    “Purchase Price” shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Compensation Committee pursuant to Section 14.

(kk)    “Right” means the right to purchase Shares pursuant to the Employee Stock Purchase Program.

(ll)    “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(mm)    “Section 16(b)” means Section 16(b) of the Exchange Act.

(nn)    “Service Provider” means an Employee or Consultant.

(oo)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(pp)    “Stock Award” means shares of Common Stock acquired pursuant to a grant of a Stock Award under Section 12 below.

(qq)    “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(rr)    “Trading Day” shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

3.    Stock Subject to the Plan.    Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 83,322,497 Shares, plus 4,500,000 Shares

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(the “First Additional Shares”) approved by the Stockholders on April 11, 2002, plus an annual increase to be added on the first day of each fiscal year (beginning in 2002) equal to the lesser of (i) 60,000,000 Shares, (ii) 5% of the Company’s outstanding Shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock. The First Additional Shares may only be granted under the Employee Stock Purchase Program and may not be granted as Discretionary Options.

If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price or if unvested Shares subject to a Stock Award are forfeited, such shares shall become available for future grant under the Plan.

4.    Administration of the Plan.

(a)    Procedure.

(i)    Multiple Administrative Bodies.    The Plan may be administered by different Compensation Committees with respect to different groups of Service Providers.

(ii)    Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Compensation Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)    Other Administration.    Other than as provided above, the Plan shall be administered by the Compensation Committee, which shall be constituted to satisfy Applicable Laws.

(b)    Powers of the Administrator.    Subject to the provisions of the Plan the Administrator shall have the authority, in its discretion:

(i)    to determine the Fair Market Value;

(ii)    to select the Service Providers to whom Options and Stock Awards may be granted hereunder;

(iii)    to determine the number of shares of Common Stock to be covered by each Option and Stock Award granted hereunder;

(iv)    to approve forms of agreement for use under the Plan;

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option and Stock Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Stock Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)    to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(vii)    to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

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(viii)    to provide for the early exercise of Options for the purchase of unvested Shares, subject to such terms and conditions as the Administrator may determine;

(ix)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x)    to modify or amend each Option and Stock Award (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(xi)    to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or upon the vesting or earlier tax recognition of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Award previously granted by the Administrator;

(xiii)    to make all other determinations deemed necessary or advisable for administering the Plan;

(xv)    with respect to the Employee Stock Purchase Program, to construe, interpret and apply the terms of the Employee Stock Purchase Program, to determine eligibility and to adjudicate all disputed claims filed under the Employee Stock Purchase Program. Every finding, decision and determination made by the Compensation Committee shall, to the full extent permitted by law, be final and binding upon all parties.

(c)    Effect of Administrator’s Decision.    The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options and Stock Awards.

5.    Eligibility.

(a)    Discretionary Stock Options and Stock Awards.    Nonstatutory Stock Options and Stock Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

(b)    Employee Stock Purchase Program.    Any Eligible Employee who shall be employed by the Company on or prior to an Offering Date shall be eligible to participate in the Offering Period to which such Offering Date relates, subject to the limitations imposed by Section 423(b) of the Code.

6.    Limitations.

(a)    Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)    Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

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(c)    The following limitations shall apply to grants of Options:

(i)    No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 2,250,000 Shares.

(ii)    In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 2,250,000 Shares which shall not count against the limit set forth in subsection (i) above.

(iii)    The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.

(iv)    If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7.    Term of Plan.    The amendment and restatement of the Plan shall become effective upon the date of stockholder approval of the Plan in April, 2002. It shall continue in effect for a term of ten (10) years from the date of obtaining stockholder approval of the Plan in May, 1999, unless terminated earlier under Section 16 of the Plan.

8.    Term of Option.    The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.    Option Exercise Price and Consideration.

(a)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)    In the case of an Incentive Stock Option

A.    granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

B.    granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)    In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii)    Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(b)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

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(c)    Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)    cash;

(ii)    check;

(iii)    promissory note;

(iv)    other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v)    consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi)    any combination of the foregoing methods of payment; or

(vii)    such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.    Exercise of Option.

(a)    Procedure for Exercise; Rights as a Shareholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by

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the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

Notwithstanding the above, in the event of an Optionee’s change in status from Consultant to Employee or Employee to Consultant, an Optionee’s status as a Service Provider shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

(c)    Disability of Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)    Death of Optionee.    If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)    Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11.    Employee Stock Purchase Program.

(a)    Eligibility.

(i)    Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Program.

(ii)    Any provisions of the Program to the contrary notwithstanding, no Employee shall be granted an option under the Program (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

(b)    Offering Periods.    The Program shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and

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August 1 each year, or on such other date as the Compensation Committee shall determine, and continuing thereafter until terminated in accordance with Section 16 hereof. The Compensation Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

(c)    Participation.

(i)    An eligible Employee may become a participant in the Program by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s payroll office prior to the applicable Enrollment Date.

(ii)    Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided herein.

(d)    Payroll Deductions.

(i)    At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten-percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

(ii)    All payroll deductions made for a participant shall be credited to his or her account under the Program and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(iii)    A participant may discontinue his or her participation in the Program as provided herein, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Compensation Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided herein.

(iv)    Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 11(a)(ii) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided herein.

(v)    At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Program is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

(e)    Grant of Right.    On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date

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and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than 3,000 shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 14), and provided further that such purchase shall be subject to the limitations set forth herein. The Compensation Committee may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided herein, unless the participant has withdrawn as provided herein. The option shall expire on the last day of the Offering Period.

(f)    Exercise of Right.

(i)    Unless a participant withdraws from the Program as provided in herein, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be returned to the participant. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(ii)    If the Compensation Committee determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Compensation Committee may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect as provided herein. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Program by the Company’s shareholders subsequent to such Enrollment Date.

(g)    Delivery.    As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall either (i) arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option, or (ii) establish some other means for each participant to receive ownership of the shares, such as electronically notifying the participant of the addition of shares to his or her brokerage account.

(h)    Automatic Transfer to Low Price Offering Period.    To the extent permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their Right on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

(i)    Withdrawal.

(i)    A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her Right under the Program at any time by giving

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written notice to the Company in the form of Exhibit A to this Plan. For withdrawal to take effect during the current Offering Period, written notice must be received by the Company at least seven days (or such lesser period as is determined by the Administrator) prior to the last day of the current Offering Period. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s Right for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(ii)    A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in other provisions of the Plan, any similar Program which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

(j)    Termination of Employment.    Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Program and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the Right shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 11(l) hereof, and such participant’s Right shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

(k)    Interest.    No interest shall accrue on the payroll deductions of a participant in the Program.

(l)    Designation of Beneficiary.

(i)    A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Program in the event of such participant’s death subsequent to an Exercise Date on which the Right is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Program in the event of such participant’s death prior to exercise of the Right. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(ii)    Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Program who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(m)    Transferability.    Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of a Right or to receive shares under the Program may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided herein) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with subsection 11(h) hereof.

(n)    Use of Funds.    All payroll deductions received or held by the Company under the Program may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

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(o)    Reports.    Individual accounts shall be maintained for each participant in the Program. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

(p)    Amendment or Termination of the Program.

(i)    The Compensation Committee may at any time and for any reason terminate or amend the Program. Except as provided herein, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Compensation Committee on any Exercise Date if the Compensation Committee determines that the termination of the Offering Period or the Program is in the best interests of the Company and its shareholders. Except as otherwise provided herein, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

(ii)    Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Compensation Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Compensation Committee) determines in its sole discretion advisable which are consistent with the Program.

(iii)    In the event the Compensation Committee determines that the ongoing operation of the Program may result in unfavorable financial accounting consequences, the Compensation Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the Program to reduce or eliminate such accounting consequence including, but not limited to:

A.    altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

B.    shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Compensation Committee action; and

C.    allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan or Program participants.

(q)    Notices.    All notices or other communications by a participant to the Company under or in connection with the Program shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

12.    Stock Awards.    Stock Awards shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded. The Administrator may require the recipient to sign a Stock Award Agreement as a condition of the award. The certificates representing the shares of Stock awarded shall bear such legends as shall be determined by the Administrator.

13.    Non-Transferability of Options, Stock Awards and Rights.    Unless determined otherwise by the Administrator, an Option, Stock Award or Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised,

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during the lifetime of the Optionee, only by the Optionee. The Administrator may, in a manner established by the Administrator, provide for the transfer, without payment of consideration, of an Option or Stock Award by the Optionee to any member of the Optionee’s immediate family or to a trust or partnership whose beneficiaries are members of the Optionee’s immediate family. In such a case, the Option shall be exercisable only by such transferee. Following transfer, any such Options and Stock Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. For purposes of this Section 13, an Optionee’s “immediate family” shall mean the Optionee’s spouse, lineal descendants, father, mother, brothers and sisters.

14.    Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)    Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, Stock Award and Right, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options, Stock Awards or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, Stock Award or Right, as well as the price per share of Common Stock covered by each such outstanding Option, Stock Award or Right, the 60,000,000 share number in the automatic replenishment formula of Section 3 and the 3,000 share ESPP Purchase Period share purchase limit in Section 11 shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option, Stock Award or Right.

(b)    Dissolution or Liquidation.

(i)    Discretionary Options and Stock Awards.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be vested or exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture applicable to any Shares purchased upon exercise of an Option or covered by a Stock Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(ii)    Employee Stock Purchase Program.    In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s Right has been changed to the New Exercise Date and that the participant’s Right shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 11 hereof.

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(c)    Merger or Asset Sale.

(i)    Discretionary Options.    In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(ii)    Employee Stock Purchase Program.    In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Right shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Compensation Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s Right has been changed to the New Exercise Date and that the participant’s Right shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 11 hereof.

(iii)    Stock Awards.    In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Stock Award shall be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Stock Award, the Optionee shall fully vest in the Stock Award, including Shares as to which it would not otherwise be vested. For the purposes of this paragraph, the Stock Award shall be considered assumed if, following the merger or sale of assets, the Stock Award confers the right to receive, for each Share subject to the Stock Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share subject to the Stock Award, to be solely common stock of the successor

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corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

15.    Option and Stock Award Date of Grant.    The date of grant of an Option or Stock Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

16.    Amendment and Termination of the Plan.

(a)    Amendment and Termination.    The Compensation Committee may at any time amend, alter, suspend or terminate the Plan.

(b)    Shareholder Approval.    The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options and Stock Awards granted under the Plan prior to the date of such termination.

17.    Conditions Upon Issuance of Shares.

(a)    Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Option or the vesting of a Stock Award unless the exercise of such Option or vesting of such Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    Investment Representations.    As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

18.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.    Shareholder Approval.    The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

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ANNEX A-2

TIBCO SOFTWARE INC.

1996 STOCK OPTION PLAN

(as amended and restated on April 11, 2002)

1.    Purposes of the Plan.    The purposes of this 1996 Stock Option Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees and Consultants, and

•	to promote the success of the Company’s business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. In addition, the Plan provides for the grant of Rights to all Eligible Employees to participate in a salary deferral Employee Stock Purchase Program intended to qualify as a plan under Section 423 of the Code.

2.    Definitions.    As used herein, the following definitions shall apply:

(a)    “Administrator” means the Compensation Committee that shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)    “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

(c)    “Board” means the Board of Directors of the Company.

(d)    “Code” means the Internal Revenue Code of 1986, as amended.

(e)    “Common Stock” means the common stock of the Company.

(f)    “Company” means TIBCO Software Inc., a Delaware corporation, and for purposes of the Employee Stock Purchase Program shall also include any Designated Subsidiary of the Company.

(g)    “Compensation” shall mean all base straight time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

(h)    “Compensation Committee” means a compensation committee appointed by the Board in accordance with Section 4 of the Plan.

(i)    “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(j)    “Designated Subsidiary” shall mean any Subsidiary which has been designated by the Compensation Committee from time to time in its sole discretion as eligible to participate in the Employee Stock Purchase Program.

(k)    “Director” means a member of the Board.

(l)    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(m)    “Discretionary Options” means Incentive Stock Options and Nonstatutory Stock Options.

(n)    “Eligible Employee” shall mean any individual who is an employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Employee Stock Purchase Program, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other

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leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(o)    “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

Notwithstanding the foregoing, for purposes of the Employee Stock Purchase Program, “Employee” shall mean Eligible Employee.

(p)    “Employee Stock Purchase Program” means the wage deferral program to purchase Common Stock, intended to qualify under Section 423 of the Code, as set forth in Section 11 of the Plan.

(q)    “Enrollment Date” shall mean the first Trading Day of each Offering Period.

(r)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)    “Exercise Date” shall mean the last Trading Day of each Purchase Period.

(t)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator; or

(iv)    For purposes of the Enrollment Date of the first Offering Period under the Employee Stock Purchase Program, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company’s Common Stock (the “Registration Statement”).

(u)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v)    “IPO Effective Date” means the date upon which the Securities and Exchange Commission declares the initial public offering of the Company’s common stock as effective.

(w)    “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

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(x)    “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

(y)    “Offering Periods” shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Employee Stock Purchase Program may be exercised, commencing on the first Trading Day on or after February 1 and August 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The duration and timing of Offering Periods may be changed pursuant to the Employee Stock Purchase Program.

(z)    “Offering Date” means the first day of each Offering Period of the Employee Stock Purchase Program.

(aa)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb)    “Option” means a stock option granted pursuant to the Plan.

(cc)    “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(dd)    “Optioned Stock” means the Common Stock subject to an Option.

(ee)    “Optionee” means the holder of an outstanding Option.

(ff)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(gg)    “Plan” means this 1996 Stock Option Plan.

(hh)    “Program” means the Employee Stock Purchase Program.

(ii)    “Purchase Period” shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

(jj)    “Purchase Price” shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Compensation Committee pursuant to Section 13.

(kk)    “Right” means the right to purchase Shares pursuant to the Employee Stock Purchase Program.

(ll)    “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(mm)    “Section 16(b)” means Section 16(b) of the Exchange Act.

(nn)    “Service Provider” means an Employee or Consultant.

(oo)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(pp)    “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(qq)    “Trading Day” shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

3.    Stock Subject to the Plan.    Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 83,322,497 Shares, plus 4,500,000 Shares (the “First Additional Shares”) approved by the Stockholders on April 11, 2002, plus an annual increase to be

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added on the first day of each fiscal year (beginning in 2002) equal to the lesser of (i) 60,000,000 Shares, (ii) 5% of the Company’s outstanding Shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock. The First Additional Shares may only be granted under the Employee Stock Purchase Program and may not be granted as Discretionary Options.

If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, such shares shall become available for future grant under the Plan.

4.    Administration of the Plan.

(a)    Procedure.

(i)    Multiple Administrative Bodies.    The Plan may be administered by different Compensation Committees with respect to different groups of Service Providers.

(ii)    Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Compensation Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)    Other Administration.    Other than as provided above, the Plan shall be administered by the Compensation Committee, which shall be constituted to satisfy Applicable Laws.

(b)    Powers of the Administrator.    Subject to the provisions of the Plan the Administrator shall have the authority, in its discretion:

(i)    to determine the Fair Market Value;

(ii)    to select the Service Providers to whom Options may be granted hereunder;

(iii)    to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

(iv)    to approve forms of agreement for use under the Plan;

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)    to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(vii)    to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

(viii)    to provide for the early exercise of Options for the purchase of unvested Shares, subject to such terms and conditions as the Administrator may determine;

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(ix)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x)    to modify or amend each Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(xi)    to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

(xiii)    to make all other determinations deemed necessary or advisable for administering the Plan;

(xv)    with respect to the Employee Stock Purchase Program, to construe, interpret and apply the terms of the Employee Stock Purchase Program, to determine eligibility and to adjudicate all disputed claims filed under the Employee Stock Purchase Program. Every finding, decision and determination made by the Compensation Committee shall, to the full extent permitted by law, be final and binding upon all parties.

(c)    Effect of Administrator’s Decision.    The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

5.    Eligibility.

(a)    Discretionary Stock Options.    Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

(b)    Employee Stock Purchase Program.    Any Eligible Employee who shall be employed by the Company on or prior to an Offering Date shall be eligible to participate in the Offering Period to which such Offering Date relates, subject to the limitations imposed by Section 423(b) of the Code.

6.    Limitations.

(a)    Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)    Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

(c)    The following limitations shall apply to grants of Options:

(i)    No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 2,250,000 Shares.

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(ii)    In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 2,250,000 Shares which shall not count against the limit set forth in subsection (i) above.

(iii)    The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

(iv)    If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7.    Term of Plan.    The amendment and restatement of the Plan shall become effective upon the date of stockholder approval of the Plan in April, 2002. It shall continue in effect for a term of ten (10) years from the date of obtaining stockholder approval of the Plan in May, 1999, unless terminated earlier under Section 15 of the Plan.

8.    Term of Option.    The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.    Option Exercise Price and Consideration.

(a)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)    In the case of an Incentive Stock Option

A.    granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

B.    granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)    In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii)    Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(b)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

(c)    Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)    cash;

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(ii)    check;

(iii)    promissory note;

(iv)    other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v)    consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi)    any combination of the foregoing methods of payment; or

(vii)    such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.    Exercise of Option.

(a)    Procedure for Exercise; Rights as a Shareholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

Notwithstanding the above, in the event of an Optionee’s change in status from Consultant to Employee or Employee to Consultant, an Optionee’s status as a Service Provider shall not automatically

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terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

(c)    Disability of Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)    Death of Optionee.    If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)    Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11.    Employee Stock Purchase Program.

(a)    Eligibility.

(i)    Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Program.

(ii)    Any provisions of the Program to the contrary notwithstanding, no Employee shall be granted an option under the Program (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

(b)    Offering Periods.    The Program shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or on such other date as the Compensation Committee shall determine, and continuing thereafter until terminated in accordance with Section 15 hereof. The Compensation Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

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(c)    Participation.

(i)    An eligible Employee may become a participant in the Program by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s payroll office prior to the applicable Enrollment Date.

(ii)    Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided herein.

(d)    Payroll Deductions.

(i)    At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten-percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

(ii)    All payroll deductions made for a participant shall be credited to his or her account under the Program and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(iii)    A participant may discontinue his or her participation in the Program as provided herein, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Compensation Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided herein.

(iv)    Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 11(a)(ii) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided herein.

(v)    At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Program is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

(e)    Grant of Right.    On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than 3,000 shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 13), and provided further that such purchase shall be subject to the limitations set forth herein. The Compensation Committee may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum

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number of shares of the Company’s Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided herein, unless the participant has withdrawn as provided herein. The option shall expire on the last day of the Offering Period.

(f)    Exercise of Right.

(i)    Unless a participant withdraws from the Program as provided in herein, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be returned to the participant. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(ii)    If the Compensation Committee determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Compensation Committee may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect as provided herein. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Program by the Company’s shareholders subsequent to such Enrollment Date.

(g)    Delivery.    As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall either (i) arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option, or (ii) establish some other means for each participant to receive ownership of the shares, such as electronically notifying the participant of the addition of shares to his or her brokerage account.

(h)    Automatic Transfer to Low Price Offering Period.    To the extent permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their Right on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

(i)    Withdrawal.

(i)    A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her Right under the Program at any time by giving written notice to the Company in the form of Exhibit A to this Plan. For withdrawal to take effect during the current Offering Period, written notice must be received by the Company at least seven days (or such lesser period as is determined by the Administrator) prior to the last day of the current Offering Period. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s Right for the

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Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(ii)  A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in other provisions of the Plan, any similar Program which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

(j)    Termination of Employment.    Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Program and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the Right shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 11(l) hereof, and such participant’s Right shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

(k)    Interest.    No interest shall accrue on the payroll deductions of a participant in the Program.

(l)    Designation of Beneficiary.

(i)    A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Program in the event of such participant’s death subsequent to an Exercise Date on which the Right is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Program in the event of such participant’s death prior to exercise of the Right. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(ii)    Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Program who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(m)    Transferability.    Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of a Right or to receive shares under the Program may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided herein) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with subsection 11(h) hereof.

(n)    Use of Funds.    All payroll deductions received or held by the Company under the Program may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

(o)    Reports.    Individual accounts shall be maintained for each participant in the Program. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

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(p)    Amendment or Termination of the Program.

(i)    The Compensation Committee may at any time and for any reason terminate or amend the Program. Except as provided herein, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Compensation Committee on any Exercise Date if the Compensation Committee determines that the termination of the Offering Period or the Program is in the best interests of the Company and its shareholders. Except as otherwise provided herein, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

(ii)    Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Compensation Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Compensation Committee) determines in its sole discretion advisable which are consistent with the Program.

(iii)    In the event the Compensation Committee determines that the ongoing operation of the Program may result in unfavorable financial accounting consequences, the Compensation Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the Program to reduce or eliminate such accounting consequence including, but not limited to:

A.    altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

B.    shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Compensation Committee action; and

C.    allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan or Program participants.

(q)    Notices.    All notices or other communications by a participant to the Company under or in connection with the Program shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

12.    Non-Transferability of Options and Rights.    Unless determined otherwise by the Administrator, an Option or Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The Administrator may, in a manner established by the Administrator, provide for the transfer, without payment of consideration, of an Option by the Optionee to any member of the Optionee’s immediate family or to a trust or partnership whose beneficiaries are members of the Optionee’s immediate family. In such a case, the Option shall be exercisable only by such transferee. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. For purposes of this Section 12, an Optionee’s “immediate family” shall mean the Optionee’s spouse, lineal descendants, father, mother, brothers and sisters.

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13.    Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)    Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, the 60,000,000 share number in the automatic replenishment formula of Section 3 and the 3,000 share ESPP Purchase Period share purchase limit in Section 11 shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

(b)    Dissolution or Liquidation.

(i)    Discretionary Options.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be vested or exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(ii)    Employee Stock Purchase Program.    In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s Right has been changed to the New Exercise Date and that the participant’s Right shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 11 hereof.

(c)    Merger or Asset Sale.

(i)    Discretionary Options.    In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this

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paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(ii)    Employee Stock Purchase Program.    In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Right shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Compensation Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s Right has been changed to the New Exercise Date and that the participant’s Right shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 11 hereof.

14.    Option Date of Grant.    The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

15.    Amendment and Termination of the Plan.

(a)    Amendment and Termination.    The Compensation Committee may at any time amend, alter, suspend or terminate the Plan.

(b)    Shareholder Approval.    The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

16.    Conditions Upon Issuance of Shares.

(a)    Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    Investment Representations.    As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

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17.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.    Shareholder Approval.    The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

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1858-PS-03

PROXY

TIBCO SOFTWARE INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of TIBCO Software Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of 2003 Annual Meeting of Stockholders and Proxy Statement, each dated February 28, 2003, and hereby appoints Vivek Y. Ranadivé and Christopher G. O’Meara, and each of them, proxies, with full power of substitution, to represent the undersigned and to vote as designated on the reverse side all shares of common stock of TIBCO Software Inc. that the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders of TIBCO Software Inc. to be held on April 15, 2003 at 10:00 a.m., local time, at the headquarters of TIBCO Software Inc. located at 3303 Hillview Avenue, Palo Alto, CA 94304, and at any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXIES DEEM ADVISABLE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE RESERVE SIDE

Voter Control Number

Your vote is important. Please vote immediately.

	Vote-by-Internet			Vote-by-Telephone

1.	Log on to the Internet and go to http://www.eproxyvote.com/tibx		1.	Call toll-free 1-877-PRX-VOTE (1-877-779-8683)
		OR
2.	Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.		2.	Enter your Voter Control Number listed above and follow the easy recorded instructions.

If you vote over the internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.

A vote FOR the following proposals is unanimously recommended by the Board of Directors.

1.	To elect seven directors, each to serve until TIBCO Software Inc.’s next annual meeting of stockholders or until their successors are duly elected and qualified.

Director Nominees:

(01) Vivek Y. Ranadivé	(02) Philip Green	(03) Naren Gupta
(04) Peter Job	(05) William A. Owens	(06) Matthew J. Szulik
(07) Philip K. Wood

☐ FOR ALL NOMINEES	☐ WITHHELD FROM ALL NOMINEES

☐  ____________________________________

For all nominees except as noted above

2.	To amend TIBCO Software Inc.’s 1996 Stock Option Plan to provide for the award of stock awards, and to approve the material terms of our 1996 Stock Option Plan to preserve our ability to receive corporate income tax deductions that may become available pursuant to Internal Revenue Code Section 162(m).

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To ratify the appointment of PricewaterhouseCoopers LLP as TIBCO’s independent public accountants for the fiscal year ending November 30, 2003.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the Proxies are authorized to vote or otherwise represent the shares on any and all such other business that may properly come before the meeting or any adjournment thereof.

☐	MARK HERE FOR ADDRESS CHANGE AND
NOTE AT RIGHT

Please sign exactly as your name appears on your stock certificate. If the stock is held by joint tenants or as community property, both holders should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their titles.

Signature:
Date:

Signature:
Date: